SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                 --------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     May 20, 2004
                                                     ------------

                             SMALL WORLD KIDS, INC.
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               (Exact name of Registrant as Specified in Charter)


           Nevada                   333-68532                  87-06738911
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(State of Other Jurisdiction       (Commission                (IRS Employer
      of Incorporation)           File Number)             Identification No.)

                 5711 Buckingham Parkway, Culver City, CA 90230
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code            (310) 645-9680
                                                            ------------------

                             SAVON TEAM SPORTS, INC.
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          (Former Name or Former Address, if changed since last report)

Item 2.01.    Completion of Acquisition or Disposition of Assets.

      This report on Form 8-K/A is amendment No. 2 to the initial report on Form 8-K filed on June 4, 2004, as amended on June 26, 2004 (collectively, the "Initial Report").

      In the Initial Report, the acquisition of Small World Toys, Inc. was incorrectly reported as a "reverse merger". However, the transaction should have been reported as a recapitalization of Small World Kids, Inc., the accounting acquirer and successor company. Simultaneously, the Company acquired Small World Toys, Inc., the predecessor company, whose acquisition is accounted for as a purchase.

Item 9.01.    Financial Statement, Pro Forma Financial Information and Exhibits.

      a)    Financial Statements of Businesses Acquired.

            The audited financial statements required by this item were included in the Form 8-K filed with the SEC on June 4, 2004.

            Fine Ventures, LLC was newly formed, nominally capitalized and no prior year or prior period financial statements exist.

      b)    Pro Forma Financial Information.

            The pro forma financial statements required by this item are set forth at the end of this report.

      (c)   Exhibits.

            None.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SMALL WORLD KIDS, INC.

Date:    August 31, 2004
                                               By: /s/ Debra Fine
                                                  ----------------------------
                                               Name:  Debra Fine
                                               Title:  Chief Executive Officer

Small World Kids, Inc.

Unaudited Pro Forma Condensed Consolidated Financial Information - December 31, 2003

On May 20, 2004, Small World Kids, Inc. (formerly Savon Team Sports, Inc.) acquired all of the issued and outstanding equity interests of Small World Toys, Inc. ("SWT"). We acquired Small World Toys to be the platform company that will provide a strong, profitable financial base, well-known and respected brands, long-standing retail relationships and strong operating experience. This base will provide the infrastructure from which to acquire additional companies, products and brands. Acquisition targets will be chosen to create synergies in operations, production and distribution without cannibalizing sales. The strategy is to grow the entity into a strong, branded company.

As consideration for the Small World Toys' Shares, Small World Kids ("SWK") paid an aggregate sum of $7,200,000, delivered as follows: (i) $5,000,000 in cash; and (ii) $2,200,000 in the form of a $500,000 six month promissory note, a $1,000,000 seven month promissory note, and a two year promissory note, payable in quarterly installments commencing April 2005 with a minimum payment of $700,000 and a maximum of $1,500,000, if certain sales targets are achieved. The contingent payout of $800,000 will be recorded as goodwill, if the certain sales targets are achieved. The total purchase price allocated to assets and liabilities was based upon estimated fair market values obtained through an independent valuation. This allocation included the recording of approximately $2,650,000 to identifiable intangible assets (including $840,000 to customer list to be amortized over 10 years, $1,670,000 to tradenames to be amortized over 10 years, and $140,000 to non-compete agreement to be amortized over the length of the agreement or 3 years) and $2,316,176 to goodwill, including $584,487 of acquisition related out of pocket costs and $1,060,000 of deferred tax liability.

The historical financial statements of Small World Kids, Inc. (formerly Savon Team Sports, Inc.) are not included herein because the transaction between Small World Kids, Inc. and Fine Ventures, LLC is accounted for as a recapitalization of Fine Ventures, LLC. Both Small World Kids, Inc and Fine Ventures, LLC had minimal net assets and operations prior to and at the time of the transaction.

The pro forma condensed consolidated financial statements may not be indicative of the actual results of Small World Kids, Inc. The accompanying condensed consolidated pro forma financial statements should be read in connection with the historical financial statements of Small World Kids, Inc. ("SWT") included in the Form 8K filed on June 4, 2004.

                                                                        Pro Forma         Total
                                           FVL             SWT         Adjustments      Pro Forma
                                       Twelve Months   Twelve Months   Twelve Months   Twelve Months
                                       Ended December  Ended December Ended December   Ended December
                                        31, 2003         31, 2003        31, 2003       31, 2003
                                       ----------     ------------    ------------    ------------
Net sales                              $         --   $ 25,970,397    $         --      25,970,397

Cost of sales                                    --     14,988,070              --      14,988,070
                                       ----------     ------------    ------------    ------------
Gross profit                                     --     10,982,327              --      10,982,327
                                       ----------     ------------    ------------    ------------

Operating expenses:
Selling, general and administrative              --      9,606,118              --       9,606,118
Product development                              --      1,032,174              --       1,032,174
Amortization of intangibles (Note 3)             --             --         297,667         297,667
                                       ----------     ------------    ------------    ------------

         Total operating expenses                --     10,638,292         297,667      10,935,959
                                       ----------     ------------    ------------    ------------

Operating income (loss)                          --        344,035        (297,667)         46,368

Interest expense ( Note 2 )                      --       (301,434)       (416,771)       (718,205)

Other income                                     --        737,684              --         737,684
                                       ----------     ------------    ------------    ------------
Income (loss) before provision for
income taxes                                     --        780,285        (714,438)         65,825

Provision (benefit) for income taxes
(Note 4)                                         --         39,974         (13,635)         26,339
                                       ----------     ------------    ------------    ------------

Net income (loss)                      $         --   $    740,311    $   (700,803)   $     39,486
                                       ==========     ============    ============    ============


Loss per common share                                           --              --           (.001)
Weighted average number of
shares outstanding ( Note 1 )                    --             --      52,470,750      52,470,750

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                                      F-1

Small World Kids, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2004

The following pro forma balance sheet presents the pro forma financial position of Small World Kids, Inc. (formerly Savon Team Sports, Inc.), assuming the transaction between Fine Ventures, LLC and Small World Kids, Inc. occurred on March 31, 2004 and the purchase of Small World Toys for $7,200,000 by Small World Kids, Inc. (formerly Savon Team Sports, Inc.) had taken place as of March 31, 2004.

                                                                                                Registrant
                                                                                                 Pro Forma
                                                                                                 Balance
                                                                     SWT                        Sheet as of
                                                                  as of March    Pro Forma       March 31,
                                                     SWK           31, 2004     Adjustments        2004
                                                 ------------    ------------   ------------    ------------
Assets
Current assets:

   Cash                                          $         --    $     35,476   $         --    $     35,476
   Receivables, net                                    11,237       5,976,123             --       5,987,360
   Inventory                                               --       3,931,712             --       2,643,700
   Prepaid expenses and other current assets               --         962,598             --         724,159
                                                 ------------    ------------   ------------    ------------

         Total current assets                          11,237      10,905,909             --      10,917,146

Property and equipment, net                                --         291,007             --         291,007

Intangibles (Note 5):
   Goodwill                                                --              --      2,130,670       2,130,670
   Tradenames                                              --              --      1,670,000       1,670,000
   Customer Lists                                          --              --        840,000         840,000
   Non-Compete Agreement                                   --              --        140,000         140,000
Other assets                                               --         368,896             --         368,896
                                                 ------------    ------------   ------------    ------------
                                                 $     11,237    $ 11,565,812   $  4,780,670    $ 16,357,719
                                                 ============    ============   ============    ============
Liabilities and Stockholders' Equity

Current liabilities:

   Note payable, bank                            $         --    $  5,150,000   $         --    $  5,150,000
   Notes payable, officer-stockholders                     --         683,723       (683,723)             --
   Notes payable to former shareholders, Small
   World Toys                                              --              --      1,500,000       1,500,000
   Accounts payable                                        --       1,729,627        584,487       2,314,114
   Accrued liabilities                                     --         615,539             --         615,539
   Other current liabilities                               --           6,829             --           6,829
                                                 ------------    ------------   ------------    ------------

         Total current liabilities                         --       8,185,718     1,1400,764       9,586,482
                                                 ------------    ------------   ------------    ------------
Long Term Debt (Note 7)
  Notes payable to former shareholders, Small
  World Toys                                          700,000         700,000
  Bridge loan, SWT, LLC (related party)                    --              --      5,000,000       5,000,000
                                                 ------------    ------------   ------------    ------------

         Total Long Term Debt                              --              --      5,700,000       5,700,000
                                                 ------------    ------------   ------------    ------------
Deferred Tax Liability                                                             1,060,000       1,060,000

Stockholders' equity (deficit):
  Common stock                                         52,471          10,000        (10,000)         52,471
  Additional paid-in capital                          (41,234)             --             --         (41,234)
  (Accumulated deficit) retained earnings                  --       3,370,094     (3,370,094)             --
                                                 ------------    ------------   ------------    ------------

         Total stockholders' equity                    11,237       3,380,094     (3,591,768)         11,237
                                                 ------------    ------------   ------------    ------------

                                                 $     11,237    $ 11,565,812   $  4,780,670    $ 16,357,719
                                                 ============    ============   ============    ============

--------------------------------------------------------------------------------

Unaudited Pro Forma Condensed Statement of Operations for the three Months Ended March 31, 2004.

The following pro forma financial statements present the pro forma operating results, assuming the purchase of Small World Toys for $7,200,000, as if the transaction had taken place as of January 1, 2004.

                                                                  SWT              Pro Forma
                                                      FVL        Three Months     Adjustments   Total Pro Forma
                                                  Three Months    Ended March     Three Months   Three Months
                                                  Ended March      31, 2004        Ended March   Ended March 31,
                                                    31, 2004      (Unaudited)       31, 2004        2004
                                                  ----------     ------------    ------------    ------------
Net sales                                         $         --   $  6,596,783    $         --    $  6,596,783
Cost of sales                                               --      3,651,678              --       3,651,678
                                                  ----------     ------------    ------------    ------------
Gross profit                                                --      2,945,105              --       2,945,105
                                                  ----------     ------------    ------------    ------------

Operating expenses:
   Selling, general and administrative                      --      2,649,855              --       2,649,855
   Research and development                                 --        288,847              --         288,847
   Amortization of intangibles (Note 6)                     --             --          74,417          74,417

                                                  ----------     ------------    ------------    ------------
         Total operating expenses                           --      2,938,702          74,417       3,011,119
                                                  ----------     ------------    ------------    ------------

Income (loss) from operations                               --          6,403         (74,417)        (68,014)

Interest expense ( Note 7 )                                 --        (48,723)       (115,511)       (164,234)

Other income (expense)                                      --         86,739              --          86,739
                                                  ----------     ------------    ------------    ------------

Income (loss) before provision for income taxes             --         44,419        (189,928)       (145,509)
Provision (benefit) for income taxes (Note 8)               --          1,060         (30,827)        (29,767)
                                                  ----------     ------------    ------------    ------------


Net income (loss                                  $         --   $     43,359    $   (159,101)   $   (115,742)
                                                  ==========     ============    ============    ============


Loss per common share                                        ~             --              --    $      (.002)
Weighted average number of
shares outstanding ( Note 1 )                               --             --      52,470,750      52,470,750

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                                      F-3

Notes to Condensed Consolidated Pro Forma Financial Statements (Unaudited)

The pro forma adjustments give effect to the accounting for the transaction as an acquisition of Small World Toys by Small World Kids, Inc.

The following adjustments were made as if the transaction had taken place on January 1, 2003:

Note 1.

As part of the transaction between Small World Kids, Inc. and Fine Ventures LLC, 52,470,750 shares were issued for nominal consideration and are considered outstanding for the entire period for the pro forma presentation.

                                                                            Year ended
Note 2 :                                                                  December 31, 2003
--------                                                                  -----------------
To reflect interest on bridge loans and notes:
Bridge loan from SWT, LLC at 10% per annum                                 $  500,000
Note for $700,000 to former shareholders of Small World Toys at 5%
per annum                                                                      35,000
Short term notes for $1,500,000 to former shareholders of Small World
Toys at 0% per annum                                                               --
Less: notes payable to former shareholders of Small World Toys, Inc.
not assumed                                                                   (118,229)
                                                                            ----------
                                                                            $  416,771
                                                                            ==========

Note 3:
                                                                       Amortization
                                                                        for Twelve
                                                                       Months Ended
                                                     Intangible Asset  December 31,
To reflect amortization of intangibles as follows:    Original Value       2003
                                                      ----------       ----------
Tradenames (ten year amortization)                    $1,670,000       $  167,000

Customer Lists (ten year amortization)                   840,000           84,000
Non-Compete Agreement (three year amortization)          140,000           46,667
                                                      ----------       ----------
                                                      $2,650,000       $  297,667
                                                      ==========       ==========

Note 4:

                                                                              Year ended
    The pro forma tax provision as if the company were a "C" corporation     December 31, 2003
                                                                            -------------------
    Total Pro Forma loss before provision for income taxes                  $  65,847


    Add back: amortization of intangibles                                     297,667
                                                                            ---------
        Taxable income                                                        363,514

    Provision for current income tax at 40% effective tax rate                145,406
    Benefit for reduction in deferred tax liability related to intangible
assets                                                                       (119,067)
                                                                            ---------

    Net tax provision                                                       $  26,339
                                                                            =========

--------------------------------------------------------------------------------

Notes to Condensed Consolidated Pro Forma Financial Statements - March 31, 2004

The following adjustments to the Condensed Consolidated Statement of Operations were made as if the transaction occurred on January 1, 2004 and to the Condensed Consolidated Balance Sheet as if the transaction occurred on March 31, 2004.

Note 5 :

Reflects purchase accounting adjustment for recognition of goodwill as if
the transaction occurred on March 31, 2004 as follows:                As of March 31, 2004
                                                                      --------------------
Purchase price                                                         $ 7,200,000
Acquisition related out of pocket costs                                    584,487
                                                                       -----------
  Total purchase price to be allocated                                 $ 7,784,487
                                                                       ===========
Allocation:

  Fair value of net tangible assets acquired and liabilities assumed   $ 4,063,817
  Tradenames                                                             1,670,000
  Customer Lists                                                           840,000
  Non-Compete Agreement                                                    140,000
  Deferred Tax Liability                                                (1,060,000)
  Goodwill                                                               2,130,670
                                                                       -----------
Total Allocation                                                       $ 7,784,487
                                                                       ===========

If certain sales targets are achieved, a contingent payout of up to $800,000 above the $700,000 note to former shareholder will be earned and recorded as goodwill.

Note 6:

                                                                      Amortization
                                                                       for Three
                                                   Intangible Asset   Months Ended
To reflect amortization of intangibles as follows:  Original Value    March 31, 2004
                                                      ----------       ----------
Tradenames (ten year amortization)                    $1,670,000       $   41,750

Customer Lists (ten year amortization)                   840,000           21,000
Non-Compete Agreement (three year amortization)          140,000           11,667
                                                      ----------       ----------
                                                      $2,650,000       $   74,417
                                                      ==========       ==========

Note 7 :
                                                                        Three Months
                                                                     Ended   March  31,
To reflect interest on bridge loans and notes:                              2004
                                                                      -----------------
$5,000,000 Bridge loan from SWT, LLC at 10% per annum                         $ 125,000
Note for $700,000 to former shareholders of Small World Toys at 5%
per annum                                                                        8,750
Short term note for $1,500,000 to former shareholders of Small
World Toys at 0% per annum                                                          --
Less: notes payable to former shareholders of Small World Toys,
Inc. not assumed                                                                (18,239)
                                                                              ---------
                                                                              $ 115,511
                                                                              =========

--------------------------------------------------------------------------------

Note 8:

                                                                           Three Months
The pro forma tax provision as if the company were a "C" corporation    Ended  March 31, 2004
                                                                        ---------------------
Total Pro Forma loss before provision for income taxes                        $(145,509)


Add back: amortization of intangibles                                            74,417
                                                                              ---------
                                                                              ---------
       Taxable loss
                                                                                (71,092)
Benefit for reduction in deferred tax liability related to
intangible assets                                                             $ (29,767)
                                                                              =========

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                                      F-6